UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: July 27, 2006
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

     Incorporated in the                         Employer Identification
      State of Delaware                               No. 76-0146568



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Item 2.02  Results of Operations and Financial Condition

On July 27, 2006, Anadarko Petroleum Corporation (Anadarko) announced second quarter 2006 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

On July 27, 2006, Anadarko provided guidance for the remainder of 2006. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     99   Anadarko Press Release, dated July 27, 2006.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                   ANADARKO PETROLEUM CORPORATION
                                            (Registrant)


July 27, 2006                      By:       /s/ Bruce W. Busmire
                                      -------------------------------------
                                      Bruce W. Busmire - Vice President and
                                      Chief Accounting Officer